Exhibit 32.1


          CERTIFICATION PURSUANT TO
           18 U.S.C. SECTION 1350,
            AS ADOPTED PURSUANT TO
              SECTION 906 OF THE
          SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Dionics, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 30, 2004                   By: /s/ Bernard Kravitz
                                        Bernard Kravitz,
                                        President and Chief
                                        Executive Officer
                                        (Principal Executive Officer)


Dated: March 30, 2004                   By: /s/ Bernard Kravitz
                                        Bernard Kravitz,
                                        Principal Financial Officer